UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2006


                          CHARTWELL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      005-59509           95-3979080

(State or other jurisdiction of     (Commission File No.)  (IRS Employer
incorporation)                                             Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     On February 10, 2006, Chartwell International, Inc. (the "Company") completed the acquisition of twenty (20) shares of common stock (the "Shares") of Cranberry Creek Railroad, Inc., a New Jersey corporation ("Cranberry Creek"). The Company previously filed a Form 8-K (File No. 000-51342) on January 6, 2006 that it entered into that certain Contract of Sale of Stock with the Estate of Pierre T. Rasmussen dated as of December 30, 2005 (the "Contract of Sale"). Pursuant to the terms of the Contract of Sale and as further amended by that certain Amendment No. 1 to Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated as of February 8, 2006, the Company purchased sixty-six and two-thirds percent (66 2/3%) of all the outstanding shares of capital stock in Cranberry Creek for $1.65 million (the "Purchase Price").

     The Purchase Price consists of (i) a cash payment of One Million One Hundred Fifty Thousand and No/100 Dollars ($1,150,000) and (ii) the issuance of two-year convertible promissory notes in the aggregate amount of Five Hundred Thousand and No/100 Dollars ($500,000) at approximately eight percent (8%) annual interest rate, convertible into 158,000 shares of common stock of the Company at the end of the term of the note at a price per share of $3.165 (the "Note"). Interest on the Note shall be payable quarterly beginning May 15, 2006 at a rate of two percent (2%) of the principal outstanding balance on each respective payment due date.

     Cranberry Creek is a New Jersey corporation that owns one hundred percent (100%) of the outstanding capital stock in Middletown and New Jersey Railway Company, Inc., a New York Corporation ("M&NJ"). M&NJ owns and operates a regional railroad in Middletown, New York.

     For more information, see Amendment No. 1 to Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated February 8, 2006 attached hereto as Exhibit 10.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Audited financial statements and pro forma financial information, to the extent required, will be filed by amendment to this Form 8-K no later than 71 calendar days after the date of this Report.

         Exhibit No.       Exhibit Description

         10.1 Amendment No. 1 to Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated February 8, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHARTWELL INTERNATIONAL, INC.,
                                    a Nevada Corporation


Dated:  February 14, 2006           By:  /s/ Imre Eszenyi
                                         ------------------------------------
                                         Name:  Imre Eszenyi,
                                         Title:    Acting President

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                                  EXHIBIT INDEX

         Exhibit No.       Exhibit Description

         10.1 Amendment No. 1 to Contract of Sale of Stock in Cranberry Creek Railroad, Inc. dated February 8, 2006